UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 19, 2017 (May 26, 2017)

AMERICAN POWER GROUP CORPORATION

(Exact name of Registrant as Specified in its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

1-13776	71-0724248
(Commission File Number)	(I.R.S. Employer Identification Number)

7 Kimball Lane, Building A

Lynnfield, MA 01940

(Address of Principal Executive Offices, including Zip Code)

(781) 224-2411

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company    [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01.	Entry into a Material Definitive Agreement

On May 26, 2017, American Power Group Corporation, a Delaware corporation (the “Company”), and the holders of its Subordinated Contingent Convertible Promissory Notes (the “Notes”) entered into an amendment to the Convertible Note Purchase Agreement dated as of January 27, 2017 (the “Purchase Agreement”), under which the Notes were issued. Pursuant to this amendment, the Company’s obligation to file the Certificate of Designation of Preferences, Rights and Limitations of Series E Convertible Preferred Stock with the Secretary of State of Delaware, as described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 1, 2017 and the Company’s definitive proxy statement filed with the Commission on April 4, 2017, has been extended until such time as written notice is received from the purchasers holding 67% of the Notes then outstanding requesting the Company to file said Certificate of Designation. The Notes will not convert into Series E Preferred Stock, and the associated common stock purchase warrants (the “Warrants”) will not be issued to the Note holders, unless and until the Certificate of Designation is filed in Delaware. Until such time as the Notes may convert into equity securities, they will continue to accrue interest at the rate of 10% per year.

Between June 9 and June 19, 2017, Arrow LLC (“Arrow”), an investment vehicle controlled by Matthew Van Steenwyk, and Associated Private Equity (“Associated” and, together with Arrow, the “Purchasers”), an investment vehicle controlled by Neil Braverman, purchased additional Notes in the aggregate principal amount of $330,000. The additional Notes were issued pursuant to the Purchase Agreement and are identical in form and substance to the Notes issued in January 2017. Messrs. Van Steenwyk and Braverman are members of the Company’s Board of Directors (the “Board”).

Upon the conversion of the Notes into shares of Series E Preferred Stock, the Company will also issue to each Purchaser Warrants to purchase ten times that number of shares of common stock into which such Purchaser’s shares of Series E Preferred Stock are initially convertible, at an initial exercise price of $.10 per share. The Warrants will be exercisable for a period of ten years from the date of issue.

Item 3.02	Unregistered Sales of Equity Securities

See the disclosures set forth in Item 1.01 above, which are incorporated herein by reference.

The Notes offered, issued and sold pursuant to the Purchase Agreement, the Series E Preferred Stock, the Warrants issuable upon the conversion of the Notes, and the common stock issuable upon conversion of the Series E Preferred Stock and the exercise of the Warrants were not registered under the Securities Act of 1933, as amended (the “Securities Act”), by reason of an exemption from the registration requirements under Section 4(2) and/or Rule 506 of Regulation D of the Securities Act, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. In claiming these exemptions, the Company has relied, with permission, upon the representations and warranties of the Purchasers contained in the Purchase Agreement.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 31, 2017, the Company terminated the employment of Lyle Jensen, who had served as its Chief Executive Officer since 2006. Mr. Jensen resigned from the Board effective June 1, 2017.

The Board appointed Charles Coppa to the additional role of Chief Executive Officer effective as of May 31, 2017.

Mr. Coppa has served as the Company’s Chief Financial Officer, Treasurer and Secretary since March 1998. From October 1995 to March 1998, he served as Corporate Controller. Mr. Coppa was Chief Financial Officer and Treasurer of Food Integrated Technologies, a publicly-traded development stage company from July 1994 to October 1995. Prior to joining Food Integrated Technologies, Inc., Mr. Coppa served as Corporate Controller for Boston Pacific Medical, Inc., a manufacturer and distributor of disposable medical products, and Corporate Controller for Avatar Technologies, Inc., a computer networking company. From 1985 to 1990 Mr. Coppa was as an auditor with Grant Thornton where he obtained his CPA designation. Mr. Coppa will continue to hold the positions of Chief Financial Officer, Treasurer and Secretary.

Item 7.01.	Regulation FD Disclosure

On June 6, 2017, the Company issued a press release announcing a corporate-wide realignment of its strategic direction, the reallocation of resources and a reduction in workforce, including the changes to the Company’s senior management described in Item 5.02 above. A copy of the press release is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

The information contained in Item 7.01 to this Current Report (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise be subject to the liabilities of that section. The information in this Item 7.01 (including Exhibit 99.1) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act, except as otherwise expressly stated in such filing.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

3.1*	Certificate of Designation of Preferences, Rights and Limitations of Series E Convertible Preferred Stock, to be filed with the Secretary of State of the State of Delaware upon the satisfaction of certain conditions.

10.1	Amendment dated May 26, 2017 to Convertible Note Purchase Agreement, dated January 27, 2017, among American Power Group Corporation and the purchasers named therein.

10.2*	Convertible Note Purchase Agreement, dated January 27, 2017, among American Power Group Corporation and the purchasers named therein.

10.3*	Form of Subordinated Contingent Convertible Promissory Note issued to the purchasers named in the Convertible Note Purchase Agreement.

10.4*	Form of Warrant to be issued to the purchasers named in the Convertible Note Purchase Agreement upon conversion of the Notes.

99.1	Press Release issued by American Power Group Corporation, dated June 6, 2017.

*	Filed as an Exhibit to American Power Group Corporation’s Current Report on Form 8-K filed February 1, 2017, and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN POWER GROUP CORPORATION

By:	/s/ Charles E. Coppa
Charles E. Coppa
Chief Executive Officer

Date: June 19, 2017